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                                                                    Exhibit 10.2


SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):  MOBILITY ELECTRONICS, INC.
              PORTSMITH, INC.
              MAGMA, INC.

ADDRESS:      17800 N. PERIMETER DRIVE
              SCOTTSDALE, ARIZONA 85255-5449

DATE:         AS OF MARCH 31, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose address is set forth above.

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment). Bank and Borrower acknowledge that the Asset Based Terms are currently in effect.

         1. LIMITED WAIVER. Bank and Borrower hereby agree that any failure of Parent (on a consolidated basis) to maintain the minimum Tangible Net Worth required under Section 5.2 of the Schedule to Loan Agreement solely for one or more of the months ended January 31, 2003 and/or February 28, 2003 (collectively, the "Designated Default") hereby is waived. It is understood, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

         2.       AMENDMENTS TO LOAN AGREEMENT.

                  (a) Section 5.2 of the Schedule to Loan Agreement, which currently reads as follows:

     "
     5.2      ASSET BASED TERMS
              IN EFFECT.                During all periods in which the Asset
                                        Based Terms are in effect, Parent (on a
                                        consolidated basis) shall comply with
                                        the following covenant as of the end of
                                        each month:

              Minimum Tangible
              Net Worth:                Parent (on a consolidated basis) shall
                                        maintain a Tangible Net Worth of not
                                        less than $10,500,000 (the "Minimum
                                        Tangible Net Worth"), as of the end of
                                        each month, provided that, at the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2003, the Minimum
                                        Tangible Net Worth requirement shall be
                                        increased by 100% of the net income of
                                        the Parent (on a consolidated basis) for such fiscal quarter, but the Minimum
                                        Tangible Net Worth requirement shall not increase to greater than $17,000,000.
                                        Said increased Minimum Tangible Net
                                        Worth requirement shall be effective as
                                        of the end of such fiscal quarter, and
                                        shall continue in effect thereafter. In
                                        no event shall the Minimum Tangible Net
                                        Worth requirement be decreased.

     "

, hereby is amended and restated in its entirety to read as follows:

     "
     5.2      ASSET BASED TERMS
              IN EFFECT.                During all periods in which the Asset
                                        Based Terms are in effect, Parent (on a
                                        consolidated basis) shall comply with
                                        the following covenant as of the end of
                                        each month:

              Minimum Tangible
              Net Worth:                Parent (on a consolidated basis) shall
                                        maintain a Tangible Net Worth of not
                                        less than the below-defined Applicable
                                        TNW Base Amount, as of the end of each
                                        month. As used herein, the term
                                        "Applicable TNW Base Amount" means:

                                             (a) with respect to the month
                                             ending March 31, 2003, $8,900,000;

                                             (b) with respect to the month
                                             ending April 30, 2003, $8,200,000;

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                                             (c) with respect to the month
                                             ending May 31, 2003, $8,200,000;

                                             (d) with respect to the month
                                             ending June 30, 2003, $8,200,000;

                                             (e) with respect to the month
                                             ending July 31, 2003, $8,600,000;

                                             (f) with respect to the month
                                             ending August 31, 2003, $8,600,000;

                                             (g) with respect to the month
                                             ending September 30, 2003,
                                             $8,600,000;

                                             (h) with respect to the month
                                             ending October 31, 2003,
                                             $9,300,000;

                                             (i) with respect to the month
                                             ending November 30, 2003,
                                             $9,300,000;

                                             (j) with respect to the month
                                             ending December 31, 2003,
                                             $9,300,000; and

                                             (k) with respect to each month
                                             thereafter, such amounts for
                                             succeeding months as are
                                             established by Bank in its good
                                             faith business judgment based on
                                             the Additional Projections (defined
                                             below).

                                        Borrower hereby agrees to deliver to
                                        Bank, no later than December 31, 2003
                                        (which is the end of Borrower's Fiscal
                                        Year 2003), a set of annual financial
                                        projections with respect to the
                                        projected financial condition of
                                        Borrower for each month in the following fiscal year and in such form and containing such items as the Bank shall determine are appropriate or needed by Bank in order for Bank to establish financial covenant levels for such following fiscal year), and with the further understanding that such projections, individually and in their totality, must also otherwise be acceptable to Bank in its discretion (the "Additional Projections"). Borrower hereby acknowledges and agrees that: (x) the information in the Additional Projections as required above is to be used by the Bank in order to establish certain financial covenant levels for later periods during the term of this Agreement; (y) such a process introduces uncertainty as to the amounts required for Borrower's financial covenant compliance in the future; and (z) regardless of any such uncertainty, however,

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                                        Borrower knowingly and without
                                        reservation agrees to the foregoing
                                        procedure and fully understands that
                                        Events of Default may arise from
                                        Borrower's non-compliance with such
                                        later-established amounts.

              Maximum Monthly
              Net Loss (After Tax):     Parent (on a consolidated basis) shall
                                        not have a net loss (after tax) of more
                                        than $1,250,000 in any month (commencing with the month ending March 31, 2003).
     "
                  (b) The portion of the definition of "Tangible Net Worth", as set forth in Section 5.3 of the Schedule to Loan Agreement, that currently reads as follows:

                     "(B) there shall be excluded from liabilities: all
                      indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Bank or by language in the instrument evidencing the indebtedness which Bank agrees in writing is acceptable to Bank in its good faith business judgment."

, hereby is amended and restated in its entirety to read as follows:

                     "(B) there shall be excluded from liabilities: (1) all
                      indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Bank or by language in the instrument evidencing the indebtedness which Bank agrees in writing is acceptable to Bank in its good faith business judgment; and (2) all applicable earn-out obligations of Parent (if any) owing under Section 2.7 of that certain Agreement and Plan of Merger, dated as of February 20, 2002, among Portsmith, Inc., the "Stockholders" identified therein, Parent, and the "Merger Sub" identified therein (a true, correct, and complete copy of which was previously delivered by Borrower to Bank)."

         3. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $5,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

    6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:                                Bank:

   MOBILITY ELECTRONICS, INC.            SILICON VALLEY BANK

   By_______________________________     By__________________________________
         President or Vice President     Title_______________________________

Borrower:                                Borrower:

   PORTSMITH, INC.                        MAGMA, INC.

   By_______________________________      By_________________________________
        President or Vice President            President or Vice President

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         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

         The undersigned acknowledges that the undersigned's consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Borrower:                                Borrower:

   Cutting Edge Software, Inc.            iGo Direct Corporation, a Delaware
                                          corporation formerly known as IGOC
                                          Acquisition, Inc. and
                                          successor-by-merger to iGo Corporation

   By_______________________________
      President or Vice President

                                          By_________________________________
                                              President or Vice President

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